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                                                                    Exhibit 24.1
                               Power of Attorney

KNOWN BY ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints Randy D. Lindholm and John F. Howe as his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said Report.

            Name and Signature                                            Title
            ------------------                                            -----

/s/ Randy D. Lindholm                              Chairman, President and Chief Executive Officer
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Randy D. Lindholm

/s/ Elizabeth H. Davila                            Director
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Elizabeth H. Davila

/s/ Michael D. Ellwein                             Director
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Michael D. Ellwein

/s/ Robert J. Erra                                 Director
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Robert J. Erra

/s/ Paulita M. LaPlante                            Director
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Paulita M. LaPlante

/s/ Kurt C. Wheeler                                Director
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Kurt C. Wheeler